Exhibit 99.1

Company Presentation November 2022 International Seaways, Inc.

Disclaimer Forward - Looking Statements During the course of this presentation, the Company (International Seaways, Inc. (INSW)) may make forward - looking statements or provide forward - looking information. All statements other than statements of historical facts should be considered forward - looking state ments. Some of these statements include words such as ‘‘outlook,’’ ‘‘believe,’’ ‘‘expect,’’ ‘‘potential,’’ ‘‘continue,’’ ”guidance,” ‘‘may,’ ’ ‘ ‘will,’’ ‘‘should,’’ ‘‘could,’’ ‘‘seek,’’ ‘‘predict,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘estimate,’’ ‘‘anticipate,’’ ‘‘target,’’ ‘‘project,’’ ‘‘forecast,’’ ‘‘shall,’’ ‘‘contempl ate ’’ or the negative version of those words or other comparable words. Although they reflect INSW’s current expectations, these statements are not guarantees of future per for mance, but involve a number of risks, uncertainties, and assumptions which are difficult to predict. Some of the factors that may cause act ual outcomes and results to differ materially from those expressed in, or implied by, the forward - looking statements include, but are not necessa rily limited to, the consequences of the Company’s merger with Diamond S, plans to issue dividends, vessel acquisitions, general economic conditio ns, competitive pressures, the nature of the Company’s services and their price movements, and the ability to retain key employees. The Compa ny does not undertake to update any forward - looking statements as a result of future developments, new information or otherwise. Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures, including Time Charter Equivalent (“TCE”) revenue, EBITDA , Adjusted EBITDA, and total leverage ratios, designed to complement the financial information presented in accordance with generally ac cep ted accounting principles in the United States of America because management believes such measures are useful to investors. TCE revenues, w hic h represents shipping revenues less voyage expenses, is a measure to compare revenue generated from a voyage charter to revenue generated fro m a time charter. EBITDA represents net (loss)/income before interest expense, income taxes and depreciation and amortization expense. Ad justed EBITDA consists of EBITDA adjusted for the impact of certain items that we do not consider indicative of our ongoing operating perfo rma nce. Total leverage ratios are calculated as total debt divided by Adjusted EBITDA. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix fo r a reconciliation of certain non - GAAP measures to the comparable GAAP measures. This presentation also contains estimates and other information concerning our industry that are based on industry publicatio ns, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accu rac y or completeness of the information. Additional Information You should read the Company’s Annual Report on Form 10 - K for 2021 for the Company, the Quarterly Report on Form 10 - Q for the qua rter ended March 31, 2022, the Quarterly Report on Form 10 - Q for the quarter ended June 30, 2022, and in similar sections of other filings made by the Company with the SEC for additional information regarding the Company, its operations and the risks and uncertainties it face s. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov, or from the Company’s website at www.intlseas. com 2

2.0 0.6 0.1 0.5 2.1 3.0 0.9 39 8 1 4 13 13 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 MR LR1 LR2 Aframax Suezmax VLCC International Seaways at a Glance 3 Strong Financial Position $1,065m NYSE Listed December 2016 Headquartered NYC Employees 2,061 Market Cap (1) $2.2bn Large and diversified fleet (3) Sector ESG leader (2) Highlights DWTm 9.1 Capacity 78 Vessels Age 9.2 Years 2 nd largest publicly listed tanker platform by vessel count (1) As of November 21, 2022 (2) Ranked top 10 among all US listed shipping companies in Webber Research ESG rankings the past five years (3) As of November 1, 2022. Includes three dual - fuel VLCC newbuilds delivering in early 2023, vessels on bareboat, and 2 TC - in on ch arter for longer than 12 months (4) Gross Debt less cash at September 30 divided by Market Value (Vesselsvalue.com at October 31), net of remaining newbuild cape x a t September 30. (5) Vesselsvalue.com as of October 31. Includes all owned & operated vessels on the water & on order with remaining capex exclud ed. Newbuildings 1H 2023 dwtm 256 192 220 2,825 476 1,082 1,329 1,873 3,017 Liquidity Gross Debt Book Equity Fleet NBV Market Value of Fleet RCF Cash At September 30 dwtm Remaining NB capex at Sept 30 Net Loan to Value: 29% (4) (5)

Investment Highlights

Disciplined Capital Allocator	• Transformed company from spin-off & approximately $400m market cap in 2016 through today into one of the top 3 US publicly traded tanker companies by DWT with $2.2bn in market cap[(1)] • Acquired Diamond S Shipping in July 2021 • Returned over $184 million to shareholders in share repurchases and dividends since the start of 2020[(2)] • Purchased $900m in ships at cycle lows without issuing equity
Industry Leader in ESG	• Majority independent and diverse board • Consistently at the top of Webber Research ESG rankings • Publish ESG report annually (refer to website) • Commitment to environment demonstrated by $288m dual-fuel VLCC order
Hybrid Operating Model focused on safety & flexibility	• Focused on safety and environmental performance • Sector leading commercial pools, many with INSW ownership • Founding member of Tankers International with office in INSW's NY HQ
Attractive Leverage Ratios and Balance Sheet	• 29% Net Loan to Asset Value[(3)] • Diverse debt portfolio: mostly low-cost senior debt, some leases • Liquidity at Q3 2022: $476 million
Upside to Tanker Cycle	• Regional imbalances of crude oil and refined products • Nearly 80 conventional tankers offer significant operating leverage to tanker market • Every $5,000 improvement in the Time Charter Equivalent daily rate (TCE) provides about $140m in incremental EBITDA or about $2.85 EPS per annum

(1) As of November 21, 2022.
(2) Proforma for dividends declared on Nov 7: regular quarterly dividend of $0.12 per share and special dividend of $1.00 per share (record date of December 8, 2022 and paid on December 22, 2022)
(3) Gross Debt less cash at September 30 divided by Market Value (Vesselsvalue.com at October 31), net of remaining newbuild capex at September 30.

4

International Seaways, Inc.

60.00 75.00 90.00 105.00 120.00 2016 2017 2018 2019 2020 2021 2022 Resale 5 yr Old Newbuild 12.00 16.00 20.00 24.00 28.00 32.00 2016 2017 2018 2019 2020 2021 2022 20.00 35.00 50.00 65.00 80.00 95.00 2016 2017 2018 2019 2020 2021 2022 Resale 10 Yr Old Transformed through Fleet Renewal at Cyclical Lows 5 Disciplined Approach to Fleet Renewal and Expansion Fleet Development since 2016 (1) 2 Suezmax newbuilding resales purchased for USD 58 million each 2010 - built VLCC purchased for USD 53 million 5.6 9.1 Dec 2016 Nov 2022 Total DWT (millions) 12.1 9.2 Dec 2016 Sept 2022 Average Age Source: Clarksons for asset values (1) Conventional tanker fleet, i ncludes three VLCC dual - fuel newbuilidings 6 VLCCs built 2016 and 2015 purchased for USD 434 million total 13 Suezmaxes , 1 Aframax and 50 MRs VLCC TRACK RECORD SUEZMAX TRACK RECORD MR TRACK RECORD 3 dual - fuel LNG VLCCs ordered against 7 - year contracts with Shell for USD 96 million each. 10 Yr Old

FLEET INVESTMENT OR RENEWAL INSW has a track record of asset purchases at the bottom of the cycle. In addition to those displayed to the right, 7 VLCCs and 2 Suezmax were purchased prior to 2020 at prices below the 5yr average. DEBT REDUCTION & REPAYMENT Our low - cost senior debt and sale leaseback financing feature regular principal repayments reflective the collateral vessels’ age. 58% of the total debt portfolio is sustainability - linked with incentives to reduce our carbon footprint and keep our seafarers safe. RETURN TO SHAREHOLDERS The Company has increased is regular quarterly dividends to $0.12 per share in 2022. Despite weak market conditions for 2H 2020 thru Q1 2022, the Company has repurchased over 3m shares and paid a special dividend in connection with the Diamond S merger. $31.5m $49.0m $6.8m $9.4m $14.8m $30.0m $16.7m $5.9m $20.0m OVER $184M (2) IN CONSISTENT RETURNS TO SHAREHOLDERS Special Dividend Regular Dividend Share Repurchase Capital Allocation Track Record 20 26 32 38 44 50 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Suezmax 10Yr Old Prices 75 85 95 105 115 125 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 VLCC Newbuilding Prices 12 16 20 24 28 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 MR 10 Yr Old Prices FLEET INVESTMENT/RENEWAL: ASSET PURCHASES AT LOW POINTS IN THE CYCLE Ordered 3 DF LNG VLCCs ($0.3bn) w/TC contracts 13 Suezmax and 50 MRs ($1.3bn) in connection with the merger with Diamond S 10 yr range 10 yr range 10 yr range DEVELERAGING: REGULAR DEBT REPAYMENTS 70 125 125 39 50 54 43 152 175 179 2022 2023 2024 Senior Debt Lease Portfolio Other Voluntary Payments 6.6% Yield (3) 8.5% Yield (3) 7.2% Yield (3) (1) Other voluntary payments include redemption of the total outstanding balances on 8.5% senior notes due in 2023 and the Macqua rie Facility. Amortization for 2023 and 2024 excludes the mandatory repayments for Macquarie Facility. (2) Proforma for dividends declared on Nov 7: regular quarterly dividend of $0.12 per share and special dividend of $1.00 per sha re (record date of December 8, 2022 and paid on December 22, 2022) (3) Yield represents return divided by average market capitalization for each period. 2020 2021 YTD 2022 Declared 6 (1)

Industry Leading ESG Footprint

Environmental

- Reduce resource consumption, both fuel and consumables
- Fleet improvements such as dual-fuel newbuilds, Mewis ducts, BWTS compliance and advanced hull coatings
- 58% of debt portfolio is sustainability-linked
- Committed to responsible recycling

Social

- First priority is always safety
- Promotion of employee and seafarer welfare, growth and development
- Actively supporting the seafaring community

Governance

- Diverse and independent Board with split CEO/Chairman roles
- Strong corporate cultural of ethics and integrity
- No conflicts of interest with management
- Three female board members, including CEO

Select Awards and Accomplishments

1. **First US listed Shipping Company to place a sustainability-linked loan. Winner of Marine Money's Green Finance Deal of the Year award 2020. *Enhanced in 2022.***
2. **NAMEPA Marine Environmental Protection award, 2019**
3. **CEO on the board of ITOPF**
4. **Signatory of the Gulf of Guinea Declaration on Suppression of Piracy**
5. **Member of the Marine Anti-Corruption Network**
6. **Signed the Neptune Declaration on Seafarer Wellbeing and Crew Change in a worldwide call to action to end the unprecedented crew change crisis caused by COVID-19**
7. **Top 10 in Webber Research / Wells Fargo ESG Rankings, 2018-2022 (link)**

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International Seaways, Inc.

Hybrid Operating Model

Pool Employment to Increase Scale and Reduce Cost

- Most of the fleet is employed in leading commercial pools providing economies of scale through volume discounts on bunkers, agency fees and administrative costs
- Pools offer shipowners the benefit of a large-scale operation through accessing charterers who require larger fleets
- Charterers consist of energy majors, trading houses and refineries globally, typically investment grade rated counterparts
- Three of the pools are co-owned by INSW, which effectively reduce our daily costs

		No of vessels in pool	*INSW vessels in pool*	*Pool co-owned by INSW*
TANKERS INTERNATIONAL	Worlds largest VLCC pool with 60 vessels under commercial management. Share offices with INSW in NYC	**69**	**9**	
Penfield MARINE	Leading commercial manager of Suezmax, Aframax & Panamax vessels	**15** (*Suez. only*)	**12**	
CONCORD MARITIME	Operates Dakota Tankers, a pool specializing in Aframax / LR2 trades	**8**	**4**	
Panamax International	Specializes in Panamax vessels in South America trade lanes	**26**	**9**	
CPT Alliance	One of the largest clean product pools	**20**	**12**	
	Norden Product Pool, one of the largest product tanker operators in the world	**103**	**27**	

Leading Top Quality Technical Management

- Outsourcing technical management allow us to scale up or down without affecting overhead and gives enhanced buying power for stores and spares
- Fleet operated by leading technical managers to ensure industry leading standards for safety, compliance, environmental protection and service quality
- No compromise on quality ensures consistent fleet availability

ANGLO-EASTERN Fleet Management Limited A Caravel Group Company V.Ships

INSW FLEET AVAILABILITY 98.6% AVERAGE SINCE 2017



98.8%
98.2%
99.1%
98.5%
98.3%
98.6%
2017
2018
2019
2020
2021
Average

Fleet availability reflects available days divided by capacity days, which excludes planned offhire (e.g. dry docking).

8

International Seaways, Inc.

Strategic Lightering Business

Asset light business with significant customer touch points

Asset-Light, Expertise-Heavy and Customer Oriented

- Formed in 2002 and is a wholly owned subsidiary of International Seaways
- Handles wide variety of commodities including crude, refined product, LNG, LPG and coal on behalf of major oil companies, independent refiners, oil traders and other energy sector companies
- Demand for lightering services is significantly affected by the level of crude oil imports by the Unites States and, in recent years, by the increased volumes of crude oil exports from the United States

Significant Cash Flow Contribution

High cash conversion due to asset- and WC light nature of the business and no debt

EBITDA (USD million)


3.7
6.5
2.8
4.5
3.9
6.1
2017
2018
2019
2020
2021
YTD 2022

STS Full Service

Full service include lightering vessel (usually an Aframax tanker) in addition to the personnel and equipment to facilitate the transfer of cargo



STS Service Support

Support services comprises of personnel and equipment (hoses and fenders) to facilitate the transferring of cargo between seagoing ships positioned alongside each other



Geographical Footprint

Operations conducted through the Americas region, including US West Coast, Panama and Bahamas



Market Share US Gulf

High market share in the US Gulf crude export market, responsible for transshipping 320,000 b/d lightering llc
30%
aet

Source: International Seaways

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International Seaways, Inc.

41% 50% 41% 33% 45% 29% 2017 2018 2019 2020 2021 Q3 2022 Strong Financial Position 10 Low Net Loan to Value (%) Significant Liquidity 59 61 16 60 58 90 199 98 255 20 50 50 40 140 220 $91m $168m $200m $256m $239m $476m 2017 2018 2019 2020 2021 Q3 2022 1 Undrawn RCF Restricted cash Cash and cash equivalent s + ST investments Strong Balance Sheet protects INSW during low portions of the tanker cycle Balance Sheet September 30, 2022 $m Assets Cash and Cash Equivalents + ST Investments $ 254 Voyage Receivables 230 Other Current Assets 26 Total Current Assets $ 510 Restricted Cash 1 Vessels 1,873 Right of Use Assets 18 Other Long Term Assets 58 Total Assets $2,460 Liabilities & Equity AP, Accruals and other current liabilities $ 46 Current Portion of Operating Lease Liabilities 8 Current Portion of Long - Term Debt 167 Total Current Liabilities $ 221 Long - Term Debt 901 Long - Term Portion of Operating Lease Liabilities 8 Other Long - Term Liabilities 1 Total Equity 1,329 Total Liabilities and Equity $2,460 1 As of December 31, except Q3 2022 As of December 31, except Q3 2022

Strong Financial Position *cont.*

Strong Balance Sheet protects INSW during low portions of the tanker cycle

Diversified Loan Portfolio with Long Maturity Profile

Loan Portfolio as of September 30, 2022 *($m)*


Term Loans
571.2
Lease
Portfolio
511.2

Facility Name		Principal	Maturity	Rate	2023 Amortization
Macquarie Facility	(1)	17.8	Mar-25	LIBOR +383 bps	2.4
ING Facility		23.4	Nov-26	LIBOR +200 bps	2.1
$750m Facility		530.0	May-27	SOFR +240 bps (2)	122.4
Cosco SLB	(1)	49.0	Dec-28	LIBOR +390 bps	5.0
BoComm SLB	(3)	52.8	Mar-30	3.50%/4.22%	10.7
Ocean Yield SLB	(1)	348.5	Nov-31	LIBOR +405 bps	29.3
Japanese SLBs	(1)	60.9	Apr-30 to Dec-31	5.69% - 6.12%	5.7
Total Debt Balance		**1,082.4**			**$177.6**

Estimates for 2023 are preliminary

The Macquarie Facility has since been paid in its entirety as part of the Company's capital allocation strategy.

Low Cash Break Even[4]

For the next 12 months *($/day)*


OPEX
Charter hire
G&A
Interest
Principal
DDK & Capex
25,400
1,400
10,200
4,400
17,500
2,400
4,000
1800
20,500
2,000
6,400
2,700
1,900
18,600
Crude Fleet
Product Fleet
Combined Fleet
Less: Fixed Revs
Est. Cash Breakeven

(1) Annual amortization changes each year.
(2) Interest rate also includes a SOFR spread adjustment of 25 bps
(3) Interest rate shown for BoComm is a fixed, 3.50% pre-delivery rate and a fixed, 4.22% post delivery rate.
(4) INSW Daily OPEX excludes DDK deviation bunkers, insurance claims and one-off expenses. Breakevens are basis 360 Capacity Days per annum.

11

International Seaways, Inc.

Market Outlook Summary

Momentum building in tanker markets	Near	• Tanker revenue rates spiked in product carriers, large crude carriers followed • Oil demand above pre-pandemic levels; recessionary concerns could curb global oil demand • Imminent EU embargo on Russian crude and refined products will drive ton-mile demand • Inventories drawn to below 10 year averages
Disconnect of oil supply growth & oil demand growth creates further demand for tankers	Medium	• Oil production growth driven largely from Americas • Oil demand growth principally from Far East • Displaced tonnage from WAF/EU establishes more ton-miles from Americas • Additional distance creates higher tanker utilization
Changes to the refinery landscape establishes further regional imbalances	Medium	• Simple, less complex refineries unable to compete with high conversion capacity • Upgrading and grass roots growth mostly from East of Suez • Mothball or conversion candidates likely West of Suez • New capacity building for export purposes
Tanker fleet under pressure as aging vessels face removal from commercial trading	Medium	• Average fleet ages have grown substantially over last 10 yrs • Vessels aged 15+ face different trading patterns, nearly 30% of tanker fleet • Scrapping, recycling, removal candidates significant over next few years • Candidates substantially higher to scheduled newbuildings
Lack of investment in fleet growth due to decarbonization	Long	• Uncertainty remains on the next viable fuel alternative on a vessel that trades nearly 25 years • Shipping industry, due to its worldwide reach, facing attention in global environmental efforts • Strength of other shipping sectors has led to further consumption of newbuild yard capacity • Previous weakness in tankers has created lack of investment

12
International Seaways, Inc.

0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Current Tanker Rates Source: Clarksons , includes Russian trade routes. INSW does not trade in Russian ports. 13 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2022 2021 $/day 10 YR Range 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec MR Spot Rates Suezmax Spot Rates VLCC Spot Rates 2022 Scrubber - fitted 2021 Scrubber - fitted Aframax Spot Rates 10 YR Range

Low Global Inventories Drive Seaborne Demand Commercial Inventories Well Below 10Yr Average Strategic Reserves Historically Low Source: EIA 14 40 50 60 70 80 90 2200 2450 2700 2950 3200 3450 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 OECD INVENTORIES OECD Total Inventory (LHS) Days Forward Demand (RHS) Source: OPEC 1200 1300 1400 1500 1600 2015 2016 2017 2018 2019 2020 2021 2022 OECD SPR INVENTORY kbbls Days kbbls

Current Topics: Russian Exports Ahead of Sanctions

Russian Crude Displacement Just Beginning Ahead of Dec Ban

Background
Approximately 2.5 mbpd of Russian crude by sea was exported to Europe prior to the invasion of Ukraine

The EU sanction of Russian crude imports comes in effect on December 5

Roughly 1/3 of Russian crude has been displaced from the EU and largely is headed for Asia



(600k)-
(800k)
Increase of avg
~30 days round trip
+600k*
+300k*
600k -
800K
Increase of avg
~20 days round trip
+400k*

**EU is also importing more oil since the invasion of about 1mbpd*

Russian Product Exports Not Yet Altered Ahead of Feb-23 Ban

Background
Approximately 1.0 mbpd of Russian products were exported to Europe prior to the invasion of Ukraine

The EU sanction of Russian product imports comes in effect in February 2023

Most of EU clean product imports from Russian continue



1,100k
1,000k
before
since
before
since
before
since
100k
40k
300k
200k

Source: Kpler, analysis of prior 2 years data compared to September data

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International Seaways, Inc.

Oil Demand ( mbpd ) 2019 2026 Asia 27.7 32.1 OECD 47.7 45.8 Other 24.3 26.2 Total 99.7 104.1 27.7 32.1 Source: IEA Mar 2021 16 Disconnect: Regional Imbalances in Oil Impact Tanker Demand Growing disconnect between oil production growth and oil consumption growth should lead to greater demand for tankers 24.7 25.9 5.3 6.7 2026 Oil Production 2019 Oil Production 2026 Oil Demand 2019 Oil Demand Oil Production ( mbpd ) 2019 2026 Americas 24.7 25.9 LATAM 5.3 6.7 Others 4.9 4.7 Total West of Suez 34.9 37.3 Asia* 7.7 6.7 Middle East 3.2 3.5 Former USSR 14.6 14.4 Total East of Suez 25.5 24.6 Legend ( mbpd )

Disconnect: Changes in Refinery Capacity Refining landscape is likely to shift product trade patterns as expansion largely in the East is partially offset by smaller, less upgrading capacity in the West. 17 Source: Braemar (1.1) North America (0.9) Europe 1.2 China 0.3 India (0.5) Australasia 0.3 SE Asia & Taiwan 1.6 Middle East 0.0 Africa Likely changes to net refinery production 2020 vs 2023

Tanker Supply: Age & Newbuilds Source: Clarksons Tanker Fleet Ages at 20 Yr Highs Vessels on Order Not Replacing for Aging Fleet 10.6 yrs 12.6 yrs 7 8 9 10 11 12 13 14 15 16 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 VLCC Avg Age MR Avg Age Avg Age Years Orderbook/Fleet Percent The average age of the tanker fleet continues to grow as orders are tempered by the focus on decarbonization, creating strong near - term supply/demand dynamics. 18 57 26 25 27 22 28 7 15 6 2022 2023 2024 2025 2026 2027 Dwt 20+/turning 20+ Dwt On Order

Tanker Supply: Limited Capacity for Newbuilds Tankers include major asset classes: VLCC, Suezmax , Aframax , Panamax, MR/Handy Source: Clarksons Shrinking orderbook compounded by limited shipyard capacity 19 Orderbook is at 20 yr Lows Shipyards are busy with Other Vessel Types 3.9% 4.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 Crude Tankers Product Tankers 333 337 287 333 234 255 220 119 42 24 4 126 107 96 86 92 123 98 147 115 108 57 568 464 305 446 493 441 428 437 300 35 2 137 157 183 165 140 164 189 378 367 118 10 0 200 400 600 800 1,000 1,200 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+ Tankers Bulk Gas Containers

Appendix 20

Longstanding History as a Leading Tanker Shipping Company

1948 – OSG: Overseas Shipholding Group originally founded in 1948

1999 – International Seaways, Inc.: Established as the International Flag trade of OSG operating in the transportation of crude oil and petroleum products

2000 – TANKERS INTERNATIONAL: Leading VLCC pool founded together with: MÆRSK, EURONAV, FRONTLINE

2008-2010 – Converted 2x ULCCs into the worlds largest FSOs together with the JV-partner Euronav against long-term contracts (International Seaways, Inc.; Qatar Petroleum; TOTAL)

2016 – International Seaways, Inc. + NYSE: International Seaways begins operating as an independent, publicly traded company listed on NYSE with the ticker INSW. Lois Zabrocky who previously led OSG's International Flag business continues as CEO of INSW

2016 – OSG completes spin-off of its international business

2017 – 5-year contract extension for the FSOs

2017 – Acquired 2x Suezmax newbuilding resales and 1x VLCC

2018 – Acquired 6x VLCCs

2019 – Sold its 49.9% ownership interest in its 4x LNG carrier JV with Nakilat to the JV partner for USD 123 million in cash. The proceeds were principally used to reduce debt (NAKILAT)

2020 – The first US listed shipping company to place a sustainability-linked loan (SUSTAINALYTICS; POSEIDON PRINCIPLES)

2021 – International Seaways, Inc. + Diamond S Shipping Inc.: Strategic transformational combination through merger with DSSI creating a world leading international diversified tanker sector bellwether

2021 – Placed order for three highly efficient dual-fuel LNG newbuilds with 7-year charters with Shell (DSME; Shell)

2022 – Sold its 50% ownership interest in 2x FSO JV for $140 million in cash.



Owned and operated vessels per end of year
Crude
Product
FSO JV
LNG JV
48
49
42
36
33
81
78
2016
2017
2018
2019
2020
2021
Nov-22

Source: Company data

21

International Seaways, Inc.

Financial Summary – TCE Summary (1) As of November 3, 2022 22 SPOT TC OVERALL TCE TCE TCE Fixed TCE Fixed TCE Fixed TCE VLCC $24,400 $43,900 $26,400 63% $59,400 100% $43,900 67% $57,100 Suezmax $34,200 $27,700 $33,600 51% $46,900 100% $32,500 55% $44,700 Aframax/LR2 $38,300 $17,100 $34,100 50% $58,300 100% $19,200 60% $45,200 LR1 $41,000 --- $41,000 47% $57,400 -% --- 47% $57,400 MR $36,000 --- $36,000 51% $40,700 100% $18,300 51% $39,900 Q3 2022 Actual Q4 2022 To-Date (1) SPOT TC OVERALL Q3 2022 Actual TCE is rounded for the purposes of this presentation. Please refer to the details contained in the press rele ase .

Adjusted EBITDA Reconciliation 23 . $000s Q3 2022 Q2 2022 Q3 2021 Q3 YTD 2022 Q3 YTD 2021 Net income / (loss) 113,427 69,036 (67,878) 169,462 (100,026) Income tax provision 7 52 35 63 36 Interest expense 15,332 12,558 10,639 40,630 24,925 Depreciation and amortization 27,728 27,256 25,806 81,984 59,639 Noncontrolling Interest - - (312) - (312) EBITDA 156,494 108,902 (31,710) 292,139 (15,738) Amortization of time charter contracts acquired 159 344 1,743 842 1,743 Third - party debt modification fees 71 900 26 1,158 26 Loss on sale of investment in affiliated companies 1 9,512 - 9,513 - Merger and integration related costs - - 47,079 - 47,560 (Gain)/Loss on disposal of vessels, net of impairments 139 (8,102) (9,104) (9,339) (5,088) Gain on sale of interest in DASM (135) - - (135) - Write - off of deferred financing costs 349 128 - 610 - Adjusted EBITDA 157,078 111,684 8,034 294,788 28,503

Lightering EBITDA Reconciliation 24 . Segment Information $000s Lightering Crude Fleet Total Crude Tankers Product Carriers Other Total TCE revenue (net of voyage expense) 20,683 150,441 171,124 346,936 - 518,060 Vessel expenses (5,521) (67,004) (72,525) (105,921) 1 (178,445) Charter hire expenses (7,078) (4,695) (11,773) (11,026) - (22,799) Depreciation and amortization (339) (45,770) (46,109) (35,816) (59) (81,984) Adjusted income from vessel operations 7,745 32,972 40,717 194,173 (58) 234,832 General & Administrative (1,954) (30,898) (32,852) Other (1) - 8,181 8,181 Income from vessel operations 5,791 210,161 Lightering EBITDA $000s YTD 2022 2021 2020 2019 2018 2017 Income from vessel operations 5,791 3,397 4,014 2,266 6,030 3,272 Depreciation and amortization 339 459 511 505 498 470 Lightering EBITDA 6,130 3,856 4,525 2,771 6,528 3,742 (1) Other includes third party debt modification fees and gain on disposal of vessels and other assets, net of impairments. For the nine months ended September 30, 2022

Estimated Drydock and CAPEX costs and Out - of - Service Days ($ millions) *2023 Estimates are preliminary, please refer to forward looking statement on pg. 2. Capex includes vessel purchases and newbuildings 25 Q1 (A) Q2 (A) Q3 (A) Q4 (E) FY 2022 VLCC 63 11 16 0 90 76 Suezmax 20 129 255 105 509 52 Aframax / LR2 53 38 5 5 101 69 Panamax / LR1 121 (35) 1 0 87 119 MR 533 129 (22) 115 755 711 Handy 17 35 0 0 52 - 807 307 255 225 1,594 1,027 2022 CAPEX Costs FY 2023 (E) Q1 (A) Q2 (A) Q3 (A) Q4 (E) FY 2022 VLCC $12.3 $10.7 $30.4 $1.5 $54.9 $4.0 Suezmax $2.3 $1.1 $2.0 $3.3 $8.7 $0.8 Aframax / LR2 $0.0 $0.3 $0.0 $0.2 $0.5 $1.6 Panamax / LR1 $19.7 $0.0 $0.0 $0.3 $20.0 $0.5 MR $2.6 $3.6 $1.4 $4.1 $11.8 $9.3 Handy $1.1 $0.0 $0.0 $0.0 $1.1 - $38.0 $15.8 $33.8 $9.4 $97.0 $16.1 Q1 (A) Q2 (A) Q3 (A) Q4 (E) FY 2022 VLCC $1.8 $0.8 ($0.0) $0.0 $2.5 $1.9 Suezmax $5.6 $2.1 $9.7 $5.8 $23.2 $0.0 Aframax / LR2 $0.3 $1.8 $0.0 $0.1 $2.2 $1.6 Panamax / LR1 $0.0 $0.0 $0.0 $0.1 $0.1 $4.0 MR $8.2 $3.6 $0.8 $3.4 $16.1 $25.9 Handy $1.7 $0.0 $0.0 $0.0 $1.7 - $17.6 $8.3 $10.5 $9.4 $45.8 $33.4 2022 CAPEX Costs FY 2023 (E) 2022 Drydock Costs FY 2023 (E)

Chartered In/Out Fleet • Time Charter - Out (1) : • Time Charter - Ins/Bareboat - Ins : • Lightering: – 4 workboats that redeliver between December 2022 and January 2024 – Charter Hire expense for the 4 th Quarter of 2022 : $2.3m & for FY 2023: $8.6m 26 Vessel Type Type Built Charter Expiry Q4 2022 Rev FY 2023 Rev LR2 TC - Out 2014 April 2023 $9.9m $22.1m Suezmax TC - Out 2016 September 2024 VLCC TC - Out 2012 April 2023 MR TC - Out 2007 October 2023 Vessel Type Type Built Charter Expiry Q4 2022 Expense 2023 Expense 2x Aframax BB - In 2009 March 2023 $1.6m $6.3m 2x LR1 TC - In 2008/09 April 2023 $2.7m $3.1m LR1* TC - In 2008 August 2023 $1.9m $4.5m *excludes 50/50 profit share, if applicable (1) Excludes the dual - fuel, LNG powered, VLCC newbuilds expected to deliver in early 2023. Please refer to Forward Looking Statements disclaimer on page 2

INSW Fleet Overview as of November 1, 2022

Name	Class	Owned	Built	DWT	Shipyard
SEAWAYS RAFFLES	VLCC	OWNED	2010	317,858	Hyundai HI
SEAWAYS LIBERTY	VLCC	BB-In	2016	300,973	Shanghai Waigaoqiao
SEAWAYS TRITON	VLCC	BB-In	2016	300,933	Shanghai Waigaoqiao
SEAWAYS CAPE HENRY	VLCC	BB-In	2016	300,932	Shanghai Waigaoqiao
SEAWAYS DIAMOND HEAD	VLCC	BB-In	2016	300,781	Shanghai Waigaoqiao
SEAWAYS HENDRICKS	VLCC	BB-In	2016	300,757	Shanghai Waigaoqiao
SEAWAYS TYBEE	VLCC	BB-In	2015	300,703	Shanghai Waigaoqiao
DSME HULL NO. 5496	VLCC	BB-In	2023	300,000	DSME
DSME HULL NO. 5497	VLCC	BB-In	2023	300,000	DSME
DSME HULL NO. 5498	VLCC	BB-In	2023	300,000	DSME
SEAWAYS KILIMANJARO	VLCC	OWNED	2012	296,520	Dalian
SEAWAYS EVEREST	VLCC	OWNED	2010	296,409	Jiangnan SY
SEAWAYS MCKINLEY	VLCC	OWNED	2011	296,305	Dalian
RED	Suezmax	OWNED	2012	159,068	Hyundai Heavy
SEAWAYS RIO GRANDE	Suezmax	OWNED	2012	159,056	Hyundai Heavy
SEAWAYS SAN SABA	Suezmax	OWNED	2012	159,018	Hyundai Heavy
SEAWAYS FRIO	Suezmax	OWNED	2012	159,000	Hyundai Heavy
TRINITY	Suezmax	OWNED	2016	158,734	Hyundai Heavy
SAN JACINTO	Suezmax	OWNED	2016	158,658	Hyundai Heavy
COLORADO	Suezmax	OWNED	2012	158,615	Samsung
SEAWAYS BRAZOS	Suezmax	OWNED	2012	158,537	Samsung
SEAWAYS SABINE	Suezmax	OWNED	2012	158,493	Samsung
SEAWAYS PECOS	Suezmax	OWNED	2012	158,465	Samsung
SEAWAYS HATTERAS	Suezmax	OWNED	2017	158,432	Hyundai Samho HI
SEAWAYS MONTAUK	Suezmax	OWNED	2017	158,432	Hyundai Samho HI
LOIRE	Suezmax	OWNED	2016	157,463	New Times
SEAWAYS REYES	Aframax	OWNED	2017	113,689	Daehan
SEAWAYS YELLOWSTONE	Aframax	BB-In	2009	112,989	New Times
SEAWAYS YOSEMITE	Aframax	BB-In	2009	112,905	New Times
SEAWAYS REDWOOD	Aframax	BB-In	2013	112,792	SPP
SEAWAYS SHENANDOAH	LR2	BB-In	2014	112,691	SPP
SEAWAYS GUAYAQUIL	LR1	OWNED	2009	74,999	Hyundai Mipo
SEAWAYS EAGLE	LR1	OWNED	2011	74,997	Sundong
SEAWAYS VISAYAS	LR1	OWNED	2006	74,933	STX
SEAWAYS LUZON	LR1	OWNED	2006	74,909	STX
SEAWAYS LEYTE	LR1	OWNED	2011	73,944	SPP
SEAWAYS SAMAR	LR1	OWNED	2011	73,920	SPP
NORDIC BASEL	LR1	TC-In	2008	73,666	New Century
NORDIC BERN(1)	LR1	TC-In	2008	73,720	New Century
NORDIC GENEVA	LR1	TC-In	2009	73,700	New Times

Name	Class	Owned	Built	DWT	Shipyard
HIGH JUPITER	MR	OWNED	2008	51,603	STX
ADRIATIC WAVE	MR	OWNED	2009	51,549	STX
HIGH MARS(2)	MR	OWNED	2008	51,542	STX
AEGEAN WAVE	MR	OWNED	2009	51,510	STX
HIGH MERCURY	MR	OWNED	2008	51,501	STX
ATLANTIC MUSE	MR	OWNED	2009	51,498	STX
ALPINE MELINA	MR	OWNED	2010	51,483	STX
ATLANTIC MIRAGE	MR	OWNED	2009	51,476	STX
SEAWAYS OAK	MR	OWNED	2009	51,260	STX
SEAWAYS NIAGARA	MR	OWNED	2008	51,258	STX
SEAWAYS NANTUCKET	MR	OWNED	2008	51,226	STX
SEAWAYS LORAIN	MR	OWNED	2008	51,218	STX
SEAWAYS MILOS	MR	BB-In	2011	50,378	SPP
SEAWAYS ATHENS	MR	BB-In	2012	50,342	SPP
SEAWAYS KYTHNOS	MR	BB-In	2010	50,284	SPP
SEAWAYS SKOPELOS	MR	OWNED	2009	50,221	SPP
SEAWAYS LOOKOUT	MR	OWNED	2015	50,136	Samsung (Ningbo)
SEAWAYS KOLBERG	MR	OWNED	2015	50,108	Samsung (Ningbo)
SEAWAYS KENOSHA	MR	OWNED	2016	50,082	Samsung (Ningbo)
ALPINE MADELEINE	MR	OWNED	2008	49,999	Hyundai Mipo
ALPINE MATHILDE	MR	OWNED	2008	49,999	Hyundai Mipo
ALPINE MIA	MR	OWNED	2008	49,999	Hyundai Mipo
ALPINE MOMENT	MR	OWNED	2009	49,999	Hyundai Mipo
ALPINE MYSTERY	MR	OWNED	2009	49,999	Hyundai Mipo
SEAWAYS JEJU	MR	OWNED	2015	49,999	Samsung (Ningbo)
ATLANTIC FRONTIER	MR	OWNED	2007	49,999	Hyundai Mipo
SEAWAYS GRACE	MR	OWNED	2008	49,999	Hyundai Mipo
ATLANTIC LILY	MR	OWNED	2008	49,999	Hyundai Mipo
ATLANTIC OLIVE	MR	OWNED	2008	49,999	Hyundai Mipo
ATLANTIC POLARIS	MR	OWNED	2009	49,999	Hyundai Mipo
ATLANTIC ROSE	MR	OWNED	2008	49,999	Hyundai Mipo
ATLANTIC STAR	MR	OWNED	2008	49,999	Hyundai Mipo
ATLANTIC TITAN	MR	OWNED	2008	49,999	Hyundai Mipo
CITRON	MR	OWNED	2007	49,999	Hyundai Mipo
PACIFIC JEWEL	MR	OWNED	2009	48,012	Iwagi Zosen
SEAWAYS HURON	MR	OWNED	2007	47,872	Hyundai Mipo
SEAWAYS GATUN	MR	OWNED	2007	47,834	Hyundai Mipo
SEAWAYS HERCULES	MR	OWNED	2007	47,786	Hyundai Mipo
SEAWAYS GALLE	MR	OWNED	2007	47,782	Hyundai Mipo

(1) The Company excludes TC-In vessels from fleet count when the time charter expires within one year at inception
(2) In November 2022, the Company entered into a memorandum of agreement to sell this vessel with an expected delivery date in the fourth quarter of 2022.

27

International Seaways, Inc.